EXHIBIT 99.1

CERTIFICATION1

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Daniel V. Santi, M.D., Ph.D., Chairman and Chief Executive Officer of Kosan Biosciences Incorporated (the “Company”), and Susan M. Kanaya, Senior Vice President, Finance, Chief Financial Officer and Secretary of the Company, each hereby certifies that, to the best of his or her knowledge:

1.    The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2003, to which this Certification is attached as Exhibit 99.1 (the “Periodic Report”), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended, and

2.    The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the periods covered by the Periodic Report and the results of operations of the Company for the periods covered by the Periodic Report.

In Witness Whereof, the undersigned have set their hands hereto as of May 14, 2003.

/s/ DANIEL V. SANTI, M.D., PH.D.
Daniel V. Santi, M.D., Ph.D. Chairman and Chief Executive Officer

/s/ SUSAN M. KANAYA
Susan M. Kanaya Senior Vice President, Finance, Chief Financial Officer and Secretary

[1]	This certification “accompanies” the Quarterly Report on Form 10-Q to which it relates, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Kosan Biosciences Incorporated under the Securities Act or the Exchange Act (whether made before or after the date of the Quarterly Report on Form 10-Q), irrespective of any general incorporation language contained in such filing.

A signed original of this written statement required by Section 906 has been provided to Kosan Biosciences Incorporated and will be retained by Kosan Biosciences Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.